UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 16, 2020

VIAVI SOLUTIONS INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-22874	94-2579683
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

6001 America Center Drive, San Jose,	San Jose,	California	95002
(Address of principal executive offices and Zip Code)
 (408) 404-3600
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of the exchange on which registered
Common Stock, $0.001 par value	VIAV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company. ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The board of directors (the “Board”) of Viavi Solutions, Inc. (“VIAVI” or the “Company”) has accepted the resignation of Amar Maletira as VIAVI’s Chief Financial Officer (“CFO”), effective October 16, 2020. Mr. Maletira is resigning from his position to pursue a new opportunity, and his resignation is not the result of any dispute or disagreement with VIAVI on any matter relating to VIAVI’s operations, policies or practices. Mr. Maletira plans to depart the Company on November 20, 2020 and has informed VIAVI that he is committed to an orderly transition of his duties, including entering a consulting agreement to advise VIAVI and provide transition support as reasonably requested by VIAVI over an anticipated period of 6 months from his departure.
VIAVI has commenced a formal search for Mr. Maletira’s successor. Effective upon Mr. Maletira’s departure and until a successor has been identified, VIAVI has appointed Pam Avent, currently VIAVI’s Global Controller, to serve as its interim CFO.
Item 7.01. Regulation FD Disclosure.
As previously announced, VIAVI will report its full financial results for its fiscal first quarter ended October 3, 2020 (“Q1 FY21”) on November 5, 2020 after the close of market. On October 21, 2020, the Company issued a press release announcing Mr. Maletira’s resignation as CFO and updating certain expected preliminary results for Q1 FY21. A copy of the Company’s press release is furnished herewith and attached hereto as Exhibit 99.1.

The information in this Item 7.01 of this Form 8-K, including Exhibit 99.1, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall they be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
99.1	Press release entitled “VIAVI Announces CFO Resignation and Preliminary Fiscal First Quarter 2021 Results” dated October 21, 2020.
104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIAVI SOLUTIONS INC.

	By:	/s/ Oleg Khaykin
	Name:	Oleg Khaykin
	Title:	Chief Executive Officer

October 21, 2020